SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                MARKETLINK, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                MarketLink, Inc.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   to be held
                                December 16, 1996



         A Special Meeting of Shareholders of MarketLink, Inc. will be held at the Company's headquarters located at 10340 Viking Drive, Suite 150, Minneapolis, Minnesota, on December 16, 1996, at 10:00 a.m. (Central Standard
Time), for the following purposes:

         1. To amend the Articles of Incorporation to change the corporate name to "OneLink Communications, Inc."

         2. To amend the Articles of Incorporation to increase the authorized number of shares to 50,000,000.

         3. To approve the reservation of One Million Five Hundred Thousand (1,500,000) additional shares for issuance to employees, officers, directors, consultants and others under the Company's 1994 Stock Option Plan.

         4. To approve certain grants of options to the Chairman of the Board and the President and Chief Executive Officer of the Company under the Company's 1994 Stock Option Plan.

         5. To approve certain current and future grants of options to directors of the Company under the Company's 1994 Stock Option Plan.

         6. To take action upon any other business that may properly come before the meeting or any adjournment of it.

         Only shareholders of record shown on the books of the Company at the close of business on November 27, 1996, will be entitled to vote at the meeting or any adjournment of the meeting. Each shareholder is entitled to one vote per share on all matters to be voted on at the Special Meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

                                                    Gregory H. Mohn
                                                    Secretary
Dated:   December 5, 1996
         Minneapolis, Minnesota

                                MarketLink, Inc.


                                 PROXY STATEMENT
                                       for
                         Special Meeting of Shareholders
                          to be held December 16, 1996



                                  INTRODUCTION

         This Proxy Statement is being furnished to the shareholders of MarketLink, Inc. ("MarketLink" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held on December 16, 1996, and at any adjournment of the Special Meeting, for the purposes set forth in the attached Notice of Special Meeting.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Special Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Special Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Special Meeting.

         The presence at the Special Meeting in person or by proxy of the holders of a majority of the outstanding shares of MarketLink's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed to be represented at the Special Meeting for purposes of calculating the vote required for approval of such proposal.

         The mailing address of the Company's principal executive office is 10340 Viking Drive, Suite 150, Minneapolis, Minnesota 55344. This Proxy Statement and the related Proxy and Notice of Special Meeting are first being mailed to MarketLink shareholders on or about December 5, 1996.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed November 27, 1996, as the record date (the "Record Date") for determining shareholders entitled to vote at the Special Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Special Meeting. At the close of business on the Record Date, 2,931,415 shares of MarketLink's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Special Meeting.


                           PRINCIPAL SHAREHOLDERS AND
                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of November 27, 1996, by each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated by footnote, the address of each beneficial owner is 10340 Viking Drive, Suite 150, Minneapolis, Minnesota 55344.

 Name of Shareholder or              Number of Shares               Percent
 Identity of Group                 Beneficially Owned(1)           of Class(2)

Gregory H. Mohn                           256,136(3)                   8.7%
Nicholas C. Bluhm                         110,000(4)                   3.3%
Ronald E. Eibensteiner                     50,000(5)                   1.7%
Vin Weber                                  30,869(6)                   1.0%
Michael P. Corcoran                             0                      --
George E. Smith                                 0                      --

All executive officers and                447,005                     15.2%
directors as a group (6 persons)(7)

Perkins Capital Management, Inc.          843,850(8)                  28.2%
First Bank System, Inc.                   649,800(9)                  22.2%
Donald L. & Page Anne Johnson             186,099(10)                  6.3%

---------------------

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of November 27, 1996, or within 60 days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Includes 14,430 shares which may be purchased upon exercise of currently exercisable options.

(4) Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants and options, subject to approval of the grant of such options by shareholders (see Proposal #4 below).

(5) Such shares are not outstanding but may be purchased upon exercise of currently exercisable warrants and options, subject to approval of the grant of such options by shareholders (see Proposal #4 below).

(6) Includes 28,000 shares which may be purchased upon exercise of currently exercisable options.

(7) Includes 36,171 shares which may be purchased upon exercise of warrants and 192,430 shares which may be purchased upon exercise of currently exercisable options.

(8) Perkins Capital Management, Inc. has sole power to vote or direct the vote of 151,500 shares and sole power to dispose or direct the disposition of all shares listed in the table as beneficially owned by it. Includes 60,000 shares of Common Stock issuable on exercise of warrants. The address of the holder is 730 East Lake Street, Wayzata, Minnesota 55391.

(9) First Bank System, Inc. has sole power to vote or direct the vote for all shares and sole power to dispose or direct the disposition of 643,800 shares. The address of the holder is 601 2nd Avenue S., Minneapolis, Minnesota 55402.

(10) The address of the holder is 7547 128th Street, Apple Valley, Minnesota 55124.

         Immediately prior to the Company's Annual Meeting of Shareholders on May 13, 1996, Ian D. Packer, former President, Chief Executive Officer and Chief Financial Officer and Allan K. Pray, former Vice President of Finance and Administration of the Company voluntarily resigned and all incumbent directors, except Mr. Weber, declined to stand for election. At the Annual Meeting, three
(3) new directors, Ronald E. Eibensteiner, Nicholas C. Bluhm and Michael P Corcoran, and the sole incumbent director standing for election, Vin Weber, were elected to the Board by the shareholders. Immediately following the Annual Meeting, at a meeting, at a meeting of the directors, the size of the Board of Directors was expanded to five (5) persons and Gregory H. Mohn, a founder of the Company, was elected as director. The directors elected Richard E. Eibensteiner, Chairman of the Company and Nicholas C. Bluhm, President of the Company.

         On July 30, 1996, at a meeting of the directors, the size of the Board was again expanded, this time to six (6) persons, and George E. Smith was elected as director.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total compensation paid by the Company during the Company's last three fiscal years to the person who served as President and Chief Executive Officer of the Company during the fiscal year which ended December 31, 1995. No other executive officer of the Company earned a total annual salary and bonus in excess of $100,000 during fiscal 1995.


                                                             Annual Compensation                   Long-Term
                                                                                                   Compensation
                                                                                                     Awards
                                                                                                   Securities
                                                                                Other Annual       Underlying
Name and Principal Position           Year       Salary ($)     Bonus ($)       Compensation       Options (#)
---------------------------           ----       ----------     ---------       ------------       -----------

Ian D. Packer, Former                 1995         81,250         9,750             None            29,138(2)
President, Chief Executive Officer    1994         37,188          None             None           125,000(2)
and Chief Financial Officer           1993(1)           0          None             None            32,500(3)

-----------------
(1) Employment commenced in 1993.
(2) Such options terminated in connection with Mr. Packer's resignation.
(3) Represents warrants to purchase shares at an exercise price of $2.18 per share expiring December 31, 1998.

Option/SAR Grants During 1995 Fiscal Year

         The following table sets forth the options that were granted to the executive officer named in the Summary Compensation Table during the Company's last fiscal year which ended December 31, 1995.

                       Number of             Percent of
                      Securities             Total Options/
                      Underlying             SARs Granted to        Exercise or
                     Options/SARs            Employees in           Base Price            Expiration
Name                  Granted (#)            Fiscal Year             ($/Share)               Date

Ian D. Packer            29,138                  14.2%                 $3.50              02/20/00(1)


(1) See footnote (2) to preceding table.

Option/SAR Exercises During Fiscal 1995
and Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended December 31, 1995, by the executive officer named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officer.

                    Number of                        Number of Unexercised         Value of Unexercised In-
                 Shares Acquired       Value         Options at Fiscal Year          the-Money Options at
                       on            Realized                 End                    Fiscal Year End ($)
Name                Exercise            ($)        (exercisable/unexercisable)  (exercisable/unexercisable)(1)
----               ----------          -----       ---------------------------  ------------------------------

Ian D. Packer         None              0                 154,138 / 0     (2)         $207,177 / 0  (2)

(1) The value of the options equals the difference between $3.75, the closing bid price of the Company's Common Stock on December 31, 1995 as reported by the Nasdaq SmallCap Market, and the option exercise price per share, multiplied times the number of shares subject to such options.

(2)      Such options terminated in connection with Mr. Packer's resignation.

Compensation of Current Officers

         At a meeting held on July 30, 1996, the Board of Directors of the Company created a Compensation Committee composed solely of the Board's outside members, Michael Corcoran, George E. Smith and Vin Weber. The Board delegated to the Committee authority to develop a compensation plan for Messrs. Eibensteiner and Bluhm. Although Messrs. Eibensteiner and Bluhm had been elected Chairman of the Board and President, respectively, on May 13, 1996, no agreement had been reached by the Company and either Messrs. Eibensteiner and Bluhm concerning the terms of their service to the Company. Although Mr. Bluhm was a full-time employee of the Company from May 13, 1996 through July 30, 1996, he received no cash compensation for his services during that period.

         In discussions after May 13, 1996, Messrs. Eibensteiner and Bluhm presented to the Compensation Committee a proposal setting forth the compensation sought by them. Their proposals emphasized compensation from grants of options to purchase the Company's Common Stock more than cash compensation. Messrs. Eibensteiner and Bluhm told the Committee they bring to the Company substantial knowledge and experience both directly in the industries in which the Company sells its products and services as well as corporate finance, which would benefit the Company.

         After substantial discussions, the Compensation Committee concluded the Company's shareholders should vote upon Messrs. Eibensteiner's and Bluhm's compensation. Since options to purchase the Company's Common Stock are a significant proportion of the compensation sought by Messrs. Eibensteiner and Bluhm, the Compensation Committee decided its role should be to negotiate the minimum compensation agreeable to them and take appropriate action to bring the stock option portion of the resulting compensation plan to the Company's shareholders for their consideration and, if appropriate, approval.

         For the purpose of presenting the stock option compensation sought by Messrs. Eibensteiner and Bluhm to the shareholders, on September 4, 1996, the Compensation Committee approved, expressly subject to shareholder approval, the following compensation plan:

Ronald Eibensteiner: For his services as Chairman of the Board or a director of the Company:

         1. Stock Options. Subject to the limitations set out below, Mr. Eibensteiner would receive options under the Company's 1994 Stock Option Plan to purchase 400,000 shares of the Company's Common Stock at an exercise price equal to $1.625, which was the fair market value of the Company's Common Stock on August 27, 1996. Mr. Eibensteiner may exercise such options (i.e. the options will vest) in the following manner:

     50,000 shares    Effective August 27, 1996.

     50,000 shares    May 13, 1997, (the first anniversary of Mr. Eibensteiner's election as Chairman of the Board of the Company),

     50,000 shares    May 13, 1998,

     50,000 shares    May 13, 1999, and

    200,000 shares    Effective at such time as: (1) the closing price of the
                      Company's Common Stock exceeds $3.50 per share for 20 consecutive trading days, if such Common Stock is then reported in the Nasdaq National Market or is listed upon an established exchange or exchanges, or (2) the average between the bid and asked prices quoted by a recognized market maker in the Company's Common Stock exceeds
                      $3.50 per share for 20 consecutive trading days, if the stock is not reported in the Nasdaq National Market or listed upon an exchange.

         If Mr. Eibensteiner ceases to be both Chairman of the Board and a director of the Company for any reason, then options which are not vested will automatically expire. Options which have vested but have not been exercised will also automatically expire (1) ninety (90) days after the termination of his positions, if Mr. Eibensteiner voluntarily terminates his positions both as Chairman and director or (2) one (1) year after the termination of his positions, if the Company terminates Mr. Eibensteiner's positions both as Chairman and director.

         2. No Separate Cash Compensation. It is not contemplated that Mr. Eibensteiner will be an employee of the Company and he will not be entitled to receive any cash compensation for his services unless the Compensation Committee otherwise determines that cash compensation is appropriate.

         As a non-employee, Mr. Eibensteiner will not be entitled to employee benefits as are generally available to other officers of the Company.

         3. No Separate Director Compensation. If the Company's Board of Directors decides to compensate directors for their attendance at Board and committee meetings, as an employee of the Company, unless the Board decides otherwise, Mr. Eibensteiner will not be entitled to receive such director's compensation.

Nicholas Bluhm.  For his services as President of the Company:

         1. Stock Options. Subject to the limitations set out below, Mr. Bluhm would receive options under the Company's 1994 Stock Option Plan to purchase
600,000 shares of the Company's Common Stock at an exercise price of $1.625, which was the fair market value of the Company's Common Stock on August 27, 1996. Mr. Bluhm may exercise such options (i.e. the options will vest) in the following manner:

    100,000 shares    Effective August 27, 1996,

    100,000 shares    May 13, 1997, (the first anniversary of Mr. Bluhm's
                      employment by the Company),

    100,000 shares    May 13, 1998,

    100,000 shares    May 13, 1999, and

    200,000 shares    Effective at such time as: (1) the closing price of the
                      Company's Common Stock exceeds $3.50 per share for 20 consecutive trading days, if stock is then reported in the Nasdaq National Market or is listed upon an established exchange or exchanges, or (2) the average between the bid and asked prices quoted by a recognized market maker in the Company's Common Stock exceeds $3.50 per share for 20 consecutive trading days, if the stock is not reported in the Nasdaq National Market or listed upon an exchange.

         If Mr. Bluhm ceases to be an employee of the Company for any reason, then options which are not vested will automatically expire. Options which have vested but have not been exercised will also automatically expire, unless Mr. Bluhm exercises such options within (1) ninety (90) days after his employment terminates, if Mr. Bluhm voluntarily terminates his employment or (2) one (1) year after his employment terminates, if the Company terminates Mr.
Bluhm's employment.

         2. Cash Compensation. Mr. Bluhm will receive such cash compensation as the Compensation Committee may decide from time to time in agreement with Mr. Bluhm. Mr. Bluhm will receive cash compensation at the rate of $90,000 per year for the period commencing May 13, 1996, and ending on June 30, 1997. Mr. Bluhm's cash compensation for periods beginning after June 30, 1997, will be as established by agreement of the Compensation Committee and Mr. Bluhm.

         Mr. Bluhm will also be entitled to such other employee benefits as are generally available to other employee-officers of the Company.

         3. No Separate Director Compensation. If the Company's Board of Directors decides to compensate directors for their attendance at Board and committee meetings, as an employee of the Company, unless the Board otherwise decides, Mr. Bluhm will not be entitled to receive such director's compensation.

Terms Applicable To Both Eibensteiner and Bluhm. Under the 1994 Stock Option Plan, if there is an increase or decrease in the number of shares of Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, the number of shares covered by each outstanding option granted to Messrs. Eibensteiner and Bluhm and the option price per share for them will be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment will be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Under the 1994 Stock Option Plan, if there is a sale by the Company of all or substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) accelerate the exercisability of any or all of Messrs. Eibensteiner's and Bluhm's outstanding options; or (ii) continue Messrs. Eibensteiner's and Bluhm's rights to exercise options which were outstanding (both vested and unvested) as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Messrs. Eibensteiner and Bluhm the right to exercise their options as to an equivalent number of shares of stock of the corporation which succeeds the Company by reason of such sale, merger, exchange, consolidation or liquidation.

         As provided in the 1994 Stock Option Plan, Messrs. Eibensteiner's and Bluhm's option rights will not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Shareholder Approval. The compensation plan set out by the Compensation Committee as a result of the discussions with Messrs. Eibensteiner and Bluhm expressly provides the options granted under the Plan will not be effective until their grant is approved by the holders of a majority of the disinterested shares of the Company's Common Stock at the Special Meeting which has been called for the purpose of approving such option compensation. The grant of the options will be of no force or effect if such approval is not obtained.

         Messrs. Eibensteiner's and Bluhm's compensation otherwise will remain subject to change by the Compensation Committee and/or the Board by agreement with Messrs. Eibensteiner and Bluhm. The Company may, at a subsequent time, increase or decrease Mr. Bluhm's cash compensation or, in Mr. Eibensteiner's case, begin paying cash compensation.

         Mr. Bluhm's cash compensation is not being presented for approval by the shareholders, nor are the details of the compensation plan generally. The general terms of the stock options granted to Messrs. Eibensteiner and Bluhm are subject to the 1994 Stock Option Plan and approval by Proposal #4 of such terms is not being sought. The Board of Directors is seeking shareholder approval only of the number of shares covered by the option grants to Messrs. Eibensteiner and Bluhm and the terms governing the vesting and exercise of such options as summarized in the paragraphs entitled "1. Stock Options." under Messrs. Eibensteiner's and Bluhm's names, above.

Compensation of Directors

         General Policy. Directors presently do not receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

         Stock Options. Prior to the public offering of the Company's stock, outside directors of the Company received options under the Company's 1994 Stock Option Plan to purchase Common Stock at exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. Mr. Weber is the only remaining outside director to have received options which are exercisable. The options granted to other outside directors have expired. Mr. Weber was granted options in 1994 and 1995 to purchase Twenty-Five Thousand (25,000) and Three Thousand (3,000) shares, respectively, at an exercise price of $2.18 and $3.50 per share, respectively. Subject to approval by the shareholders, each nonemployee director of the Company will receive a nonqualified option for Five Thousand (5,000) shares upon election to the Board and will automatically be granted a nonqualified option for Fifteen Thousand (15,000) shares of Common Stock for each year of service on the Board up to a maximum of Fifty Thousand (50,000) shares. See Proposal #5 below for a more complete description of the proposed automatic director grant amendment of the 1994 Stock Option Plan.

                 AMENDMENT OF ARTICLES TO CHANGE CORPORATE NAME
                                  (Proposal #1)

         At the Special Meeting, shareholders will be asked to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "OneLink Communications, Inc." On ---------, 1996, the Board of Directors of the Company unanimously approved the amendment of the Company's Articles of Incorporation (attached hereto as Exhibit B and referred herein as "Amendment B") which amends Article I of the Company's Articles of Incorporation to change the Company's name from "MarketLink, Inc." to "OneLink Communications, Inc." to better identify the Company and its business.


Vote Required

         Adoption of the amendment to the Company's Articles of Incorporation to change the Company's name requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Special Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Special Meeting.

               AMENDMENT OF ARTICLES TO INCREASE AUTHORIZED SHARES
                                  (Proposal #2)

         The Board of Directors has also adopted, and recommends shareholder approval of an amendment to the Company's Articles of Incorporation to authorize additional shares of stock. The full text of the amendment is set forth in Exhibit A to this Proxy Statement. The amendment would increase the number of shares authorized for issuance from 5,000,000 to 50,000,000, of which Forty Million (40,000,000) will be designated as Common Stock and Ten Million (10,000,000) will be classified as "undesignated."

         The Company's existing Articles of Incorporation authorize Five Million (5,000,000) shares and empower the Board to establish different classes or series and fix the rights and preferences of the shares in any such class or series. If the proposed amendment is approved, the Board of Directors will similarly have the power to establish from the "undesignated" shares, without further action by the shareholders, one or more additional classes of stock (which may, in the Board's sole discretion, include designation as additional Common or as Preferred Stock), to establish the relative preferences, rights and limitations of any such additional class or series (including rights and preferences which may be superior to those of Common Stock), and to issue any such additional shares as it deems advisable. Current holders of the Company's Common Stock will have no preemptive rights to purchase any shares of additional stock when and if designated and issued.

         The proposed authorization of Forty-Five Million (45,000,000) additional shares of stock will insure that shares will be readily available, if more shares are needed, for issuance in connection with corporate purposes such as stock splits, stock dividends, financings, acquisitions and other future developments where issuance would be desirable. The Board of Directors believes having the additional shares available for such purposes without delay or the necessity for a special shareholders' meeting would be beneficial to the Company. The Company has no immediate plans for the designation or issuance of any of such additional shares.

         In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the proposed amendment will continue to allow the Board to authorize the issuance of a class of stock with rights and preferences which could impede the completion of such a transaction. The Board will also have the authority to issue shares to purchasers who would support the Board in opposing a hostile takeover attempt. The Board does not intend to issue any shares except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders. Neither the Board of Directors nor management of the Company is aware of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer or solicitation of proxies in opposition to management.

Vote Required

         Adoption of the amendment to the Company's Articles of Incorporation to increase the authorized shares requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Special Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Special Meeting.

                  APPROVAL OF INCREASE IN RESERVED SHARES UNDER
                             1994 STOCK OPTION PLAN
                                  (Proposal #3)

         General. The Board of Directors has adopted, subject to shareholder approval, an increase to Two Million Two Hundred Fifty Thousand (2,250,000) in the number of shares reserved for issuance under the Company's 1994 Stock Option Plan (the "Plan"). There were initially Seven Hundred Fifty Thousand (750,000) (adjusted to reflect a 2:1 reverse stock split) shares reserved for issuance under the Plan, of which no shares have been issued and One Million Seven Hundred Sixty-six Thousand Two Hundred Fifty Three (1,766,253) shares are subject to currently outstanding options (including the options granted to Messrs. Bluhm and Eibensteiner discussed in Proposal #4 below). Options currently outstanding in excess of Seven Hundred Fifty Thousand (750,000) shares have been granted expressly subject to shareholder approval of the increase in the number of shares reserved under the Plan and the grants of the options themselves in the cases of Messrs. Eibensteiner and Bluhm and the outside directors. In order to provide sufficient shares to cover the proposed options as well as for future grants to employees, consultants, directors and others, the shareholders are being asked to approve the reservation of One Million Five Hundred Thousand (1,500,000) additional shares under the Plan.

         If the shareholders do not approve Proposal #3 to increase the number of shares reserved under the Plan, there will not be enough shares available under the Plan to provide the stock option compensation sought by Messrs.
Eibensteiner and Bluhm. Accordingly, if the shareholders do not approve such increase, even though the shareholders may separately vote in favor of the stock option compensation for Messrs. Eibensteiner and Bluhm, the failure to approve such reservation of additional shares under the Plan will result in inability and failure of the Company to provide to Messrs. Eibensteiner and Bluhm the stock option compensation.

         A general description of the basic features of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Controller.

Description of Plan

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by providing incentives to directors, officers, other employees and consultants and advisors, upon whose efforts the success of the Company depends to a large degree.

         Term. The term of the Plan expires May 8, 2004, which is ten (10) years from the date the Plan was adopted by the Board of Directors, unless it is terminated earlier by the Board.

         Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") for the purpose of complying with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form of agreement to govern each option grant and the conditions to which each option is subject. The form of agreement may be different for each optionee, depending upon the terms of the grant.

         Eligibility. The Plan provides that all employees of the Company or of any subsidiary are eligible to receive incentive stock options pursuant to the Plan, including officers and directors who are employees of the Company. The Plan provides also that nonqualified stock options may be granted to consultants and advisors to the Company or of any subsidiary. Persons, such as Mr. Eibensteiner, who qualifies as a "consultant", who are officers but not employees may be granted nonqualified options under the Plan. Members of the Board of Directors of the Company who are not employees and who do not qualify as "consultants" may not be granted either incentive stock options or nonqualified options under the Plan. As of November 27, 1996, the Company had approximately 28 employees (including employee officers) and consultants (including Mr. Eibensteiner). As of November 27, 1996, three (3) members of the Board of Directors of the Company were not eligible to receive options under the Plan because they are not employees or consultants of the Company.

         Options. When an option is granted under the Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or nonqualified) to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan, and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant. The market price of the Company's Common Stock was $_____ on November 27, 1996. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages or otherwise is set by the Committee or the Board, but in no event may an option be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, check, promissory note or Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is nontransferable during the lifetime of the optionee and will terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship. The Committee or the Board may impose additional or alternative conditions and restrictions on the options granted under the Plan. See Proposal #5 below for discussion of the automatic director option grant provisions of the Plan which shareholders are asked to approve at the Meeting.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company.

         Federal Income Tax Consequences of the Plan. Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an optionee realizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon exercise of an incentive stock option for a period of two years from the granting of the option and one year after receipt of the shares.

         Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, provided that the Company withholds income and other employment-related taxes on such ordinary income.


Plan Benefits

         The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                                                               Total Number of
         Name and Position/Group                            Options Received (1)

         Ian D. Packer, Former President and
           Chief Executive Officer                                 264,138(2)
         Current Executive Officer Group (3 persons)             1,014,430(3)
         Current Non-executive Officer Director Group
           (3 persons)                                              68,000(4)
         Current Non-executive Officer Employee Group
           (25 persons)                                            -------


         (1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to nonemployee directors as described above.

         (2) All of Mr. Packer's options have expired in connection with his resignation.

         (3) Includes options for 600,000 shares and 400,000 shares granted to Messrs. Bluhm and Eibensteiner, respectively, subject to approval by the shareholders. (See Proposal #4 below.)

         (4) Includes options to purchase 10,000 shares in aggregate which will be granted to Messrs. Corcoran and Smith and 30,000 shares which will be granted to Mr. Weber as of the date of the Special Meeting if the director automatic option grant amendment to the Plan is approved by the shareholders. (See Proposal #5 below.)

Vote Required

         The Board of Directors recommends the shareholders approve the increase in the number of shares reserved under the 1994 Stock Option Plan. Approval of such increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or
(ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                    APPROVAL OF GRANT OF OPTIONS TO OFFICERS
                                  (Proposal #4)

         Rationale for Compensation Approach. The success of the Company is largely dependent upon the efforts of its management team, lead by Messrs. Eibensteiner and Bluhm. The selection, organization and direction of the management team depends for the most part on the skills and efforts of Messrs. Eibensteiner and Bluhm. The compensation plan for Messrs. Eibensteiner and Bluhm provides financial benefit to a large extent from an increase in the price of the Company's common stock. This linkage ties and fully aligns the rewards to Messrs. Eibensteiner's and Bluhm's for their performance with and to the achievement of value for the Company's shareholders. If they are successful in completing the development of the Company's business, it is hoped the value of the Company's common stock will reflect that success. If so, Messrs. Eibensteiner and Bluhm will, with the Company's shareholders, benefit directly from that success. Conversely, if Messrs. Eibensteiner and Bluhm are unable to succeed, the lack of success, too, will be reflected in the value of the Company's common stock. Their financial benefit from the stock options may be little or nothing if there is little or no appreciation in the value of the Company's common stock after August 27, 1996.

         The Company's capital resources are limited. The Company has not yet developed a volume of profitable sales sufficient to fund the Company's continued operations. The Company must develop successful sales efforts and properly position its products and services rapidly while it has sufficient resources to do so. Messrs. Eibensteiner and Bluhm believe this will be accomplished best by an entrepreneurial management team whose compensation is tied closely to the long-term success of the Company and which is best measured by the market's valuation of the Company stock. Accordingly, the compensation sought by Messrs. Eibensteiner and Bluhm provides for cash compensation totaling $90,000. The remainder of the compensation consists entirely of stock options which will have substantial value to Messrs. Eibensteiner and Bluhm only if the Company succeeds in materially improving its sales efforts while controlling costs.

         Potential Compensation Expense. For financial accounting purposes, the Company could incur an expense equal to the number of shares underlying the options multiplied by the difference between the per share exercise price of the options and the market price per share of Marketlink's Common Stock on the date of shareholder approval. As a result, if the Company's Common Stock increases in value significantly from $1.625, the exercise price of the options, the Company could incur a compensation expense which may have a material adverse effect on the Company.

Vote Required

         Approval of the grants to Messrs. Eibensteiner and Bluhm requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                APPROVAL OF AUTOMATIC OPTION GRANTS TO DIRECTORS
                                  (Proposal #5)

         The Board of Directors as adopted, subject to shareholder approval, an amendment to the 1994 Stock Option Plan which provides for certain automatic grants of stock options upon the initial election and continued service of outside directors of the Company. Under the amendment, each nonemployee director would receive an option to purchase 5,000 shares upon such director's initial election to the Board and an option to purchase 15,000 shares for each year of such director's service on the Board up to a maximum of 50,000 shares. Each option will be exercisable for a period of 10 years, unless earlier terminated in accordance with the Plan, at an exercise price per share equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option would become exercisable only after the fair market value of the Company's Common Stock (determined as described in the Plan) is, for 20 consecutive trading days, at least 25% above the fair market value of the Company's Common Stock on the date of grant.

         At the time the 1994 Stock Option Plan was adopted, Rule 16b-3 required the Plan to be administered by a committee of disinterested directors. The law further provided that to be "disinterested", a committee member could not be entitled to receive options under the Plan. Rule 16b-3 did permit grants of options to such directors under provisions where the directors would have no discretion as to the number of shares and terms of the stock options granted to them. The proposed amendment to the 1994 Stock Option Plan is a permissible means under Rule 16b-3 for automatically granting options to outside directors without causing them to lose their "disinterested" status.

         Rule 16b-3 has changed and, after November 1, 1996, outside directors administering stock option plans like the Plan will not lose their "disinterested" status even if they have the power to award themselves options under the Plan. The Company has determined that it is in the interests of the shareholders only to permit outside, disinterested directors to participate under the Plan using automatic grant provisions which were permissible under prior law. Thus, even though under the revised Rule 16b-3, which will be in force at the time of the Special Meeting, the members of the Committee administering the Plan could be permitted to determine the terms of options granted to themselves, the Company has eliminated all discretion of the Committee to set such terms by providing for the automatic grant of options described above.


         In the event of the election of a new director by the Board between shareholder meetings, the 15,000 shares per year of service would be pro-rated for the number of months between the new director's election and the next shareholders' meeting. This provision will apply to Mr. Smith. Directors do not currently receive compensation for attending Board or committee meetings and, with the exception of Mr. Weber who received director options in 1994 and 1995 to purchase 25,000 and 3,000 shares, respectively, outside directors have not received options to purchase Company stock. In Mr. Weber's case, his options to purchase 28,000 shares of the Company's Common Stock will reduce the number of shares as to which he may be granted options under the Plan. Mr. Weber's 28,000 option shares are not subject to the requirement of the proposed amendment that the fair market value of the Company's Common Stock increase at least 25% prior to the time the options become exercisable.

         The Board of Directors asks the shareholders of the Company to approve the automatic grant amendment to the Plan as a long-term approach for attracting and retaining qualified outside directors who have an incentive to improve shareholder value.

Vote Required

         The Board of Directors recommends that the shareholders approve the amendment to the 1994 Stock Option Plan providing for automatic grant of options. Approval of such amendment requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting must be received by the Company at its offices by December 9, 1996, to be considered for inclusion in the Company's proxy statement and related proxy for the 1997 Annual Meeting.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


Dated:   December 5, 1996
         Minneapolis, Minnesota

                                    EXHIBIT A



                                  ARTICLE III.

         3.1) Authorized Shares. The aggregate number of shares the corporation has authority to issue shall be 50,000,000 shares, which shall have a par value of $.01 per share, and which shall consist of 40,000,000 shares of Common Stock and 10,000,000 undesignated shares.

                  The Board of Directors of the corporation is authorized to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series (which may include but is not limited to designation as additional shares of Common Stock), and to fix the relative rights and preferences of each such class or series.

                  The Board of Directors shall have the authority to issue shares of a class or series, shares of which may then be outstanding, to holders of shares of another class or series to effectuate share dividends, splits or conversion of its outstanding shares.

                                MarketLink, Inc.


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints NICHOLAS C. BLUHM and RONALD E. EIBENSTEINER, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of MarketLink, Inc. registered in the name of the undersigned, at the Special Meeting of the Shareholders to be held on December 16, 1996, at 10:00 a.m., Central Standard Time, at the Company's headquarters located at 10340 Viking Drive, Suite 150, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

         The Board of Directors recommends the shareholders vote to approve each of the following proposals.

(1)      AMEND ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME:

         [    ]   FOR         [    ]  AGAINST                    [    ] ABSTAIN

(2)      AMEND ARTICLES TO INCREASE AUTHORIZED SHARES TO 50,000,000:

         [    ]   FOR         [    ]  AGAINST                    [    ] ABSTAIN

(3) APPROVE 1,500,000 SHARE INCREASE IN SHARES RESERVED FOR 1994 STOCK OPTION PLAN:

         [    ]   FOR         [    ]  AGAINST                    [    ] ABSTAIN

(4)      APPROVE GRANTS OF OPTIONS TO CHAIRMAN OF THE BOARD AND
         PRESIDENT:

         [    ]   FOR         [    ]  AGAINST                    [    ] ABSTAIN

(5)      APPROVE AUTOMATIC DIRECTOR OPTION GRANTS UNDER 1994 STOCK OPTION
         PLAN:

         [    ]   FOR         [    ]  AGAINST                    [    ] ABSTAIN

(6)      OTHER  MATTERS.   In  their  discretion,   the  appointed  proxies  are
         authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

Date                      , 1996.

                                   -------------------------------------------

                                   -------------------------------------------


                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    appropriate,     official     position    or
                                    representative capacity. If stock is held in
                                    joint tenancy, each joint owner should sign.
                                    575427

                                MARKETLINK, INC.

                       1994 STOCK OPTION PLAN, AS AMMENDED


         1. Purposes of the Plan. The purposes of this 1994 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e) "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means MarketLink, Inc., a Minnesota corporation.

                  (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
                  stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
                  System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the
                  Common   Stock,   the  Fair  Market  Value  thereof  shall  be
                  determined in good faith by the Administrator.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Option" means a stock option granted pursuant to the Plan.

                  (o) "Optioned Stock" means the Common Stock subject to an Option.

                  (p) "Optionee" means an Employee or Consultant who receives an Option.

                  (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "Plan" means this 1994 Stock Option Plan.

                  (s) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (t) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,250,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii) Multiple  Administrative Bodies. If permitted by
                  Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                           (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of state corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
                  Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the  Consultants and Employees to whom
                  Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
                  are granted hereunder;

                           (iv) to  determine  the  number  of  shares of Common
                  Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
                  Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
                  inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restriction regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to  determine  the  terms and  conditions,  not
                  inconsistent with the terms of the Plan, of any award granted hereunder;

                           (viii)  to   determine   whether   and   under   what
                  circumstances   an  Option   may  be  settled  in  cash  under
                  subsection 9(f) instead of Common Stock; and

                           (ix) to reduce  the  exercise  price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
         determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or my Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at my time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
                           of the grant of Such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any  Employee,  the per Share
                           exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory  Stock Option, the
                  per  Share   exercise   price  shall  be   determined  by  the
                  Administrator.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9.       Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                  Exercise of a Option in any manner shall result in a decease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only with in a period of thirty (30) days (or such other period of time as is determined by the Board, which, in the case of an Incentive Stock Option shall not exceed three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee.  Notwithstanding the provisions of
         Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c)  all  elections   shall  be  subject  to  the  consent  or
         disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or a majority of all of the assets of the Company, or the merger of the Company with or into another corporation if the shareholders of the Company immediately prior to such merger own less than fifty percent (50%) of the equity of the combined entity immediately after such merger becomes effective the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable and the Board shall notify the Optionee at least twenty-five (25) days prior to such transaction that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. In the event of any other form of merger with or into another corporation, each outstanding Option shall be assumed or a equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to Substitute a equivalent option or right, the Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  (d) Public Offering. Immediately upon the closing of the Company's sale of Common Stock pursuant to a registration statement on Form 5-1, 5.18 (or the equivalent) under the Securities Act of 1933, as amended, pursuant to a public offering the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable so long as such Optionee agrees not to sell any shares acquired upon exercise during a period beginning on the effective date of such registration statement and ending 180 days afterwards or such shorter period as may be requested by the underwriter and the Board shall notify the Optionee at least twenty-five (25) days prior to such transaction.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16B-3 under the Exchange Act or with
         Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or a established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of a Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19. Granting of Options to Non-Employee Directors.

                  (a) Upon Joining Board. Each Non-Employee Director whose initial election or appointment to the Board of Directors occurs after the date this Plan is adopted by the Board of Directors shall, as of the date of such election or appointment to the Board, automatically be granted an option to purchase 5,000 shares of the Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such election or appointment. The option would become exercisable only after the fair market value of the Company's Common Stock (determined as described in the Plan) is, for 20 consecutive trading days, at least 25% above the fair market value of the Company's Common Stock on the date of grant.

                  (b) Upon Re-election to Board. Each Non-Employee Director who, after the date this Plan is adopted by the Board of Directors, is re-elected as a Non-Employee Director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 15,000 shares of Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such re-election or shareholder meeting; provided that a Non-Employee Director who receives an option pursuant to subsection (a) above shall not be entitled to receive an option pursuant to this subsection (b) until at least twelve (12) months after such Non-Employee Director's initial election to the Board. The option would become exercisable only after the fair market value of the Company's Common Stock (determined as described in the Plan) is, for 20 consecutive trading days, at least 25% above the fair market value of the Company's Common Stock on the date of grant.

                  (c) General. Non-Employee Directors shall not receive more than one option to purchase 15,000 shares pursuant to this Section 11 in any one fiscal year and not more than 50,000 Shares for all years served on the Board of Directors. All options granted pursuant to this
         Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire on the earlier of
         (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms expire, whichever is earlier.